EXHIBIT 23.3


                           CONSENT OF INDEPENDENT AUDITORS


          We consent to the use in this Registration Statement on Form SB-2 of Medley Credit Acceptance Corp. of our report dated March 31, 1997, appearing in the Prospectus, which is part of this Registration Statement.

          We also consent to the reference to us as "Experts" in such Prospectus.



                                             /s/ Daszkal, Bolton & Manela

                                             Daszkal, Bolton & Manela




          Boca Raton, Florida
          May 27, 1997